Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
10.
GOODWILL

The changes in the carrying amount of goodwill by segment for the years ended December 31, 2020, 2021 and 2022 are as follows:

	Color Cosmetics Brands	Skincare Brands	Total
	RMB
Balance as of December 31, 2020	20,596	-	20,596
Increase in goodwill related to acquisition	-	880,314	880,314
Foreign currency translation adjustments	-	(31,489)	(31,489)
Balance as of December 31, 2021	20,596	848,825	869,421
Increase in goodwill related to acquisition	5,266	-	5,266
Foreign currency translation adjustments	-	(17,542)	(17,542)
Balance as of December 31, 2022	25,862	831,283	857,145

As of December 31, 2022, the goodwill associated with the Eve Lom reporting unit was RMB694 million. The Group conducted an impairment test as of December 31, 2022 and the fair value is estimated by the Group using a discounted cash flow model. The Group’s cash flow projections used in the model for the Eve Lom reporting unit included significant judgments and assumptions relating to revenue growth rates, gross profit ratios, the discount rates and terminal value. The Group utilized the services of an independent valuation firm to assist with the determination of the fair value of the reporting units.

No impairment charge was recognized for the years ended December 31, 2020, 2021 and 2022.